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                       SUPPLEMENT DATED FEBRUARY 9, 2004
                                      TO
                         PROSPECTUS DATED MAY 1, 2003
                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                  PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Supplement updates the following information in the May 1, 2003 prospectus:

1. Insert the following new information before the first paragraph on page 61:

MetLife makes available two versions of this benefit, but only one version will be offered in any particular state. If approved in your state, Version II of the GMIB will be available. Otherwise, Version I, which is the version of the GMIB described in the Prospectus, will be offered.

2. Insert the following information prior to the "Example" on page 63:

The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA Deferred Annuity with Guaranteed Minimum Income Benefit.

3. Insert the following information at the end of page 63:

                                  VERSION II

You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division.

This benefit may only be exercised by the owner no later than the Contract Anniversary on or following the owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. If the owner is a non-natural person, then the age of the annuitant is the basis for determining the birthday. Partial annuitization is not permitted under this optional benefit and no change in owners of the contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.


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The only income types available with purchase of this benefit are a Lifetime
Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

                            Age at Pay-Out Guarantee
                            ------------------------
                                 80         9 years
                            ------------------------
                                 81         8 years
                            ------------------------
                                 82         7 years
                            ------------------------
                                 83         6 years
                            ------------------------
                              84 and 85     5 years
                            ------------------------

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date on or following your 85th birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 5% of the annual increase amount at the previous Contract Anniversary and if these withdrawals are paid to you (or the annuitant if the Contract is owned by a non-natural person) or other payee we agree to. If total withdrawals in a Contract Year are less than or equal to 5% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total withdrawals treated as a single withdrawal at the end of the Contract Year. (For these purposes, all purchase payments credited within 120 days of the date we issued the Deferred Annuity will be treated as if they were received on the date we issued the Deferred Annuity). The annual increase amount does not change after the Contract Anniversary on or following your 85th birthday, except that it is increased for each subsequent purchase payment and reduced by each withdrawal as described here where the annual increase rate is set at 0%; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

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   .  After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal.

This base, less withdrawal charges applicable to a full withdrawal and any premium taxes that may apply, is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any withdrawal charges, premium taxes and applicable contract fees) to our then current annuity rates if that would produce greater income payments than those guaranteed under this benefit.

For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Withdrawals, however, reduce the Highest Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

If you take a full withdrawal of your Account Balance, your Contract is terminated because it is inactive, or your Contract lapses, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In that case, your income payments under this benefit, if any, will be determined using the guaranteed minimum income base after the deduction of any applicable withdrawal adjustment due to the withdrawal, termination or lapse that resulted in a zero Account Balance.

If the guaranteed minimum income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to you instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently than annually.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately on or after the owner's 85th birthday.

2. When you take a total withdrawal of your Account Balance (A pro-rata portion of the annual charge for this rider will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (A pro-rata portion of the charge will be applied);


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4. The owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Deferred Annuity (if the spouse is less than age 85), or the annuitant dies (if the owner is not a natural person); or

5. There is a change in owners or joint owners or annuitants (if the owner is a non-natural person).

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.50% (0.45% if purchased with either of the optional death benefits) of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account balance, Enhanced Dollar Cost Averaging Program balance and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) (The Fixed Account is not available in the C Class Deferred Annuity purchased after April 30, 2003, a Deferred Annuity issued in New York State with this optional benefit, and, when available, a Deferred Annuity issued in Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)

The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA Deferred Annuity with the Guaranteed Minimum Income Benefit.

EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges.

(1)The 5% Compounding Income Base

   Determining a value upon which future income payments will be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner's 85th birthday. Your purchase

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   payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the 5% Compounded Income Base") is the value upon which future income payments can be based.

                     [5% Compounding Income Base CHART]



   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Compounding Income Base is higher than the Highest Account Balance and will produce a higher income benefit. Accordingly, the 5% Compounding Income Base will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.

                     [10 Year Waiting Period with 5% Compounding
                    Income Base and Annuity Income for Life CHART]



(2)The "Highest Account Balance" ("HAB")

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Account Balance begins to lock in growth. The Highest Account Balance is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Account Balance. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner' 81/st/ birthday. The Highest Account Balance also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any


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   additional payments made. The Highest Account Balance line is the value upon which future income payments can be based.

                [Highest Account Balance Income Base CHART]



   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Account Balance is higher than the Account Balance. Accordingly, the Highest Account Balance will be applied to the annuity payout rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.

                 [10 Year Waiting Period with Highest Account Balance
                    Income Base and Annuity Income for Life CHART]



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(3)Putting It All Together

   Prior to annuitization, the two income bases (the 5% Compounding Income Base and the Highest Account Balance) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the income bases and the Account Balance will cease to exist. Also, the Guaranteed Minimum Income Benefit may only be exercised no later than the Contract Anniversary on or following the Contract owner's 85th birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

                 [10 Year Waiting Period with Highest Account
           Balance Income Base and 5% Compounding Income Base CHART]



   With the Guaranteed Minimum Income Benefit, the two income bases are applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

                 [10 Year Waiting Period with Highest Account
               Balance Income Base and 5% Compounding Income Base
                      with Income Annuity for Life CHART]




                      THIS SUPPLEMENT SHOULD BE READ AND
                        RETAINED FOR FUTURE REFERENCE.

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